Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2011 (the “Report”) of ICF International, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Sandra B Murray, Interim Chief Financial Officer of the Registrant, hereby certify that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 2, 2012	By:	/s/ SANDRA B MURRAY
Sandra B. Murray Interim Chief Financial Officer (Principal Financial Officer)